UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 9, 2025 (May 7, 2025)
Commission File Number 1-3671
GENERAL DYNAMICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware			13-1673581
State or other jurisdiction of incorporation or organization			I.R.S. Employer Identification No.

11011 Sunset Hills Road	Reston,	Virginia	20190
Address of principal executive offices			Zip code

(703) 876-3000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The results of voting on Proposals 1 through 4, as numbered in General Dynamics Corporation’s (the “Company”) 2025 Proxy Statement submitted to the Company’s shareholders for consideration at the Annual Meeting of Shareholders held on May 7, 2025, are set forth below.

Proposal 1. In an uncontested election, each of the following nominees was elected to the Board of Directors (the “Board”) of the Company.

	For	Against	Abstain	Broker Non-Votes
Richard D. Clarke	209,053,938	4,785,903	180,982	25,159,864
Rudy F. deLeon	209,233,730	4,604,153	182,940	25,159,864
Cecil D. Haney	191,192,701	22,637,808	190,314	25,159,864
Charles W. Hooper	209,095,926	4,630,591	294,306	25,159,864
Mark M. Malcolm	211,769,147	2,065,324	186,352	25,159,864
James N. Mattis	208,891,021	4,950,825	178,977	25,159,864
Phebe N. Novakovic	210,464,998	3,387,631	168,194	25,159,864
C. Howard Nye	209,622,770	4,210,339	187,714	25,159,864
Catherine B. Reynolds	210,785,217	2,990,268	245,338	25,159,864
Laura J. Schumacher	207,394,542	6,349,541	276,740	25,159,864
Robert K. Steel	210,020,456	3,805,022	195,345	25,159,864
John G. Stratton	195,527,834	18,309,146	183,843	25,159,864
Peter A. Wall	207,936,627	5,904,538	179,658	25,159,864

Proposal 2. Shareholders approved, on an advisory basis, the selection of KPMG LLP as the Company’s independent auditor for 2025.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve KPMG as Independent Auditor	230,861,338	8,101,599	217,750	—

Proposal 3. Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K and contained in the 2025 Proxy Statement, including the Compensation Discussion and Analysis, compensation tables, accompanying footnotes and narrative discussion.

	For	Against	Abstain	Broker Non-Votes
Advisory Vote to Approve Executive Compensation	205,330,847	8,253,825	436,151	25,159,864

Proposal 4. Shareholders rejected a shareholder proposal requesting that the Board publish a report with the results of a Human Rights Impact Assessment relating to actual and potential human rights impacts associated with the Company’s products and services.

	For	Against	Abstain	Broker Non-Votes
Shareholder Proposal regarding a Human Rights Impact Assessment	11,639,352	200,213,458	2,168,013	25,159,864

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GENERAL DYNAMICS CORPORATION

	by	/s/ Gregory S. Gallopoulos
Gregory S. Gallopoulos Senior Vice President, General Counsel and Secretary (Authorized Officer)

Dated: May 9, 2025

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